Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report of White Electronic Designs Corporation (the “Company”) on Form 10-K for the fiscal year ended September 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Roger A. Derse, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 16, 2004

/s/Roger A. Derse

Roger A. Derse
Vice President and Chief Financial Officer